EXHIBIT 10.1

EXECUTION VERSION

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

AMENDMENT NO. 1 AND JOINDER TO

SERIES 2023-FTL1 INDENTURE SUPPLEMENT AND LOAN AGREEMENT

This Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement, is entered into as of August 16, 2023 (the “Effective Date”) (this “Amendment”), among PMT ISSUER TRUST - FMSR, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”) and securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC CORP. (“PMC”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent (the “Administrative Agent”), and the Additional Lenders (as defined herein). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as defined below).

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, Securities Intermediary, the Administrator, the Servicer and the Administrative Agent are parties to that certain Base Indenture, dated as of December 20, 2017 (as supplemented hereby, as amended by Amendment No. 1, dated as of April 25, 2018, Amendment No. 2, dated as of July 31, 2020, Amendment No. 3, dated as of October 20, 2020, Amendment No. 4, dated as of March 30, 2021, Amendment No. 5, dated as of June 28, 2022, Amendment No. 6, dated as of May 25, 2023, and Amendment No. 7, dated as of August 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2023-FTL1 Indenture Supplement and Loan Agreement, dated as of May 25, 2023 (the “Existing Series 2023-FTL1 Indenture Supplement,” as amended by this Amendment, the “Series 2023-FTL1 Indenture Supplement,” and together with the Base Indenture, the “Indenture”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer, the Administrative Agent and the Lenders;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Series 2023-FTL1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Existing Series 2023-FTL1 Indenture Supplement and to permit Veritex Community Bank and Western Alliance Bank to become additional Lenders (“Additional Lenders”) under the Series 2023-FTL1 Indenture Supplement.

WHEREAS, pursuant to Section 12.1 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement, without the consent of the Lenders, but with the consent of the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, at any time and from time to time upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes such amendment will not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect, may amend any Transaction Document with prior notice to each Note Rating Agency that is then rating any Outstanding Notes, to increase the Note Balance from time to time to add additional Lenders;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied;

WHEREAS, pursuant to Section 1.3 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, the Existing Series 2023-FTL1 Indenture Supplement is a Transaction Document;

WHEREAS, as of the date hereof, the Series 2023-FTL1 Promissory Term Notes are not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Additional Lenders hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Existing Series 2023-FTL1 Indenture Supplement is hereby amended as follows:

SECTION 1.    Agreement and Joinder. Each Additional Lender (i) agrees to be bound by, and comply with, all terms and conditions of the Series 2023-FTL1 Indenture Supplement as a Lender under the Series 2023-FTL1 Indenture Supplement as if it were an original signatory thereto; (ii) agrees that this Amendment may be attached to the Series 2023-FTL1 Indenture Supplement and that by the execution and delivery hereof accepts the duties and responsibilities of a Lender under the Series 2023-FTL1 Indenture Supplement and agrees to assume the duties and be bound by each of the obligations of a Lender and is hereby made a party to, and a Lender under, the Series 2023-FTL1 Indenture Supplement; (iii) makes each representation and warranty made by a Lender under the Series 2023-FTL1 Indenture Supplement as if each such representation and warranty were set forth herein, mutatis mutandis; and (iv) makes each of the covenants and agreements made by a Lender under the Series 2023-FTL1 Indenture Supplement as if each such covenant or agreement were set forth herein, mutatis mutandis.

SECTION 2.    Amendments to the Existing Series 2023-FTL1 Indenture Supplement.

2.1     As of the Effective Date, Exhibit B of the Existing Series 2023-FTL1 Indenture Supplement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit A attached hereto.

2.2     As of the Effective Date, the Existing Series 2023-FTL1 Indenture Supplement is hereby amended by adding Section 22 in its proper numerical order:

Section 22. Term Loan Reports and Confidentiality.

The Administrator shall make available to each Lender (i) the Determination Date Report (not including the VFN Note Balance Adjustment Request), (ii) the information relating to the Portfolio Mortgage Loans and (iii) the Fannie Mae Eligibility Requirements compliance report on a monthly basis and the Market Value Report on a quarterly basis (collectively, the “Term Loan Reports”). The Administrator shall make such Term Loan Reports available to each Lender via third party data site, which site may require registration and the acceptance of a disclaimer. Each Lender agrees that the Term Loan Reports are subject to the same confidentiality provisions under its nondisclosure agreement with the Administrator.

SECTION 3.    No Note Rating Agency. As of the date hereof and prior to the execution of this Amendment, the Series 2023-FTL1 Promissory Term Notes are not rated by any Note Rating Agency.

SECTION 4.    Conditions Precedent. This Amendment shall become effective upon satisfaction of conditions precedent set forth in Schedule I hereto.

SECTION 5.    Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

SECTION 6.    Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.    No Recourse. It is expressly understood and agreed by the parties hereto that (a) each of this Amendment and the Series 2023-FTL1 Promissory Term Notes is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally, but solely in its capacity as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein or in the Series 2023-FTL1 Promissory Term Notes made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing contained herein or in the Series 2023-FTL1 Promissory Term Notes shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein or therein, all such liability, if any, being expressly waived by the parties hereto or thereto and by any Person claiming by, through or under the parties hereto or thereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment, the Series 2023-FTL1 Promissory Term Notes or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS, be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS, as Owner Trustee on behalf of the Issuer under this Amendment, the Series 2023-FTL1 Promissory Term Notes or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 8.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 11.    Entire Agreement. The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

SECTION 12.    Recitals. The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

SECTION 13.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PMT ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Vice President

[PMT FMSR – Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

PENNYMAC CORP., as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PMT FMSR – Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PMT FMSR – Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

[PMT FMSR – Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

VERITEX COMMUNITY BANK, as an Additional Lender and a Noteholder

By:	/s/ Stephanie L. Szymanski
Name:	Stephanie L. Szymanski
Title:	SVP – Relationship Manager

[PMT FMSR – Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

WESTERN ALLIANCE BANK,
as an Additional Lender and a Noteholder

By:	/s/ Joshua Ormiston
Name:	Joshua Ormiston
Title:	Vice President

[PMT FMSR – Amendment No. 1 and Joinder to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

SCHEDULE I

CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

1.	The execution and delivery of:

a.	this Amendment by all parties hereto

b.	the Series 2023-FTL1 Promissory Term Note No. 4

c.	the Series 2023-FTL1 Promissory Term Note No. 5

d.	the Syndication Services Agreement

e.	the Syndication Agent Fee Letter

f.	the Commitment Agreement (Veritex Community Bank)

g.	the Commitment Agreement (Western Alliance Bank)

h.	the Officer’s Certificate required to be delivered pursuant to Sections 1.3 and 12.1 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement

i.

the Opinion of Counsel of Winston & Strawn LLP, as legal counsel to PMC and the Issuer, with respect to authorization required to be delivered pursuant to Sections 1.3 and 12.3 of the Base Indenture, Section 11 of the Series 2023-FTL1 Indenture Supplement and Section 11.1 of the Trust Agreement

j.

the Issuer Tax Opinion of Winston & Strawn LLP, as legal counsel to PMC and the Issuer, with respect to certain tax matters required to be delivered pursuant to Sections 12.1 and 12.3 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement

2.	Prior notice to the Rating Agency pursuant to Section 12.1 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement

Schedule I

EXHIBIT A

EXHIBIT B

LIST OF LENDERS

Note Number	Lender	Wire Instructions	Note Balance	Pro Rata Share
1	First Foundation Bank	Bank Name: First Foundation Bank ABA: [*********] Address: 18101 Von Karman Ave., Suite 750, Irvine, CA 92612 Attention: Loan Service Department Account #: [********] Reference: PMT Issuer Trust - FMSR	$30,000,000	8.11%
2	NexBank	Bank Name: NexBank Account Name: NexBank – Loan Clearing ABA #: [*********] Address: 2515 McKinney Ave, Suite 1100 Dallas, TX 75201 Account #: 140150	$75,000,000	20.27%
3	Texas Capital Bank	Bank Name: Texas Capital Bank Account Name: Texas Capital Bank ABA: [*********] Address: 2350 Lakeside Blvd. Suite 800 Richardson, TX 75082 Account #: [******] Attn: Agency Services Ref: PMT Issuer Trust - FMSR	$50,000,000	13.51%
4	Veritex Community Bank	Bank Name: Veritex Community Bank Account Name: Wire Clearing ABA: [*********] Address: 8214 Westchester Drive, Suite 100, Dallas, TX 75225 Account #: [*********] Attn: loanparticipations@veritexbank.com Ref: PMT Issuer Trust – FMSR [*********]	$65,000,000	17.57%

Exhibit A

5	Western Alliance Bank	Bank Name: Western Alliance Bank Account Name: Loan Suspense Account ABA: [*********] Address: Western Alliance Bank, 2701 E. Camelback Road, Suite 110, Phoenix, AZ 85016, ATTN: Loan Servicing Corporate Finance Account #: [***********] Ref: PMT Issuer Trust – FMSR	$150,000,000	40.54%
Aggregate Note Balance as of August 16, 2023			$370,000,000	100%

Exhibit A